UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2017

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On February 8, 2017, Kimbell Royalty Partners, LP (the “Partnership”) completed its initial public offering (the “Offering”) of 5,750,000 common units representing limited partner interests in the Partnership (“Common Units”), which included 750,000 Common Units pursuant to the underwriters’ option to purchase additional Common Units, at $18.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-215458), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on January 6, 2017. The material provisions of the Offering are described in the prospectus, dated February 2, 2017, filed with the Commission on February 6, 2017 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Management Services Agreement with Kimbell Operating

On February 8, 2017, in connection with the closing of the Offering, the Partnership entered into a Management Services Agreement (the “Kimbell Operating MSA”) with Kimbell Royalty GP, LLC, the general partner of the Partnership (the “General Partner”), Kimbell Royalty Holdings, LLC, an indirect wholly owned subsidiary of the Partnership (“Holdings”), and Kimbell Operating Company, LLC, a wholly owned subsidiary of the General Partner (“Kimbell Operating”).

Pursuant to the Kimbell Operating MSA, Kimbell Operating will provide management, administrative, operational and acquisition services to the Partnership in exchange for an initial monthly services fee of $327,667. Subject to the approval of the board of directors of the General Partner (the “Board”), such monthly services fee shall be adjusted (i) annually, (ii) in the event of any sale of serviced properties or (iii) in the event of the provision of any additional management services (including with respect to acquisitions of new properties). In addition, the Partnership is required to reimburse Kimbell Operating for all other reasonable costs and expenses (including, but not limited to, third-party expenses and expenditures) that Kimbell Operating incurs on behalf of the Partnership in providing services. The Partnership is obligated to indemnify Kimbell Operating and its affiliates for claims arising in connection with the provision of services under the Kimbell Operating MSA.

The Kimbell Operating MSA has an initial term of five years (subject to specified early termination provisions), and will automatically renew each year thereafter unless the Partnership or Kimbell Operating provides timely written notice that it does not wish for the agreement to be renewed; provided, however, that no party to the Kimbell Operating MSA may terminate the agreement unless all of the other management services agreements, as listed below in this Item 1.01, have terminated.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Kimbell Operating MSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Management Services Agreements with Service Providers

On February 8, 2017, in connection with the closing of the Offering, Kimbell Operating entered into the following management services agreements:

1.              Management Services Agreement (the “BJF MSA”) with BJF Royalties, LLC (“BJF Royalties”);

2.              Management Services Agreement (the “Duncan MSA”) with Duncan Management, LLC (“Duncan Management”);

3.              Management Services Agreement (the “K3 MSA”) with K3 Royalties, LLC (“K3 Royalties”);

4.              Management Services Agreement (the “Nail Bay MSA”) with Nail Bay Royalties, LLC (“Nail Bay Royalties”);

5.              Management Services Agreement (the “Steward MSA”) with Steward Royalties, LLC (“Steward Royalties”); and

6.              Management Services Agreement (the “Taylor MSA” and, together with the BJF MSA, the Duncan MSA, the K3 MSA, the Nail Bay MSA and the Steward MSA, the “Service Provider MSAs”), with Taylor Companies Mineral Management, LLC (“Taylor Companies” and, together with BJF Royalties, Duncan Management, K3 Royalties, Nail Bay Royalties and Steward Royalties, the “Service Providers”).

Pursuant to each of the Service Provider MSAs, the applicable Services Provider will provide management, administrative and operational services to Kimbell Operating, as further described in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions.” In addition, pursuant to the BJF MSA, the K3 MSA, the Steward MSA and the Taylor MSA, the applicable Services Provider will provide acquisition services to the Partnership, including identifying, evaluating and recommending acquisition opportunities and any related negotiating of such opportunities. Each of the Service Providers is controlled by a member of the Board and is directly or indirectly related to certain of the Contributing Parties under the Contribution Agreement (each such term as defined in Item 2.01 below). In addition, certain of the Service Providers are affiliates of the General Partner and the entities that control the General Partner.

Pursuant to the applicable Service Provider MSA, Kimbell Operating will initially pay to Duncan Management, K3 Royalties, Nail Bay Royalties, Steward Royalties and Taylor Companies a monthly services fee of $54,870, $10,000, $41,960, $33,000 and $33,000, respectively. BJF Royalties will not initially receive a monthly services fee in connection with the provision of its services. Subject to the approval of the Board, such monthly services fees shall be adjusted (i) annually, (ii) in the event of any sale of serviced properties or (iii) in the event of the provision of any additional management services (including with respect to acquisitions of new properties). In addition, Kimbell Operating is required to reimburse the Service Providers for all other reasonable costs and expenses (including, but not limited to, third-party expenses and expenditures) that the Service Providers incur on behalf of Kimbell Operating in providing services. Kimbell Operating is obligated to indemnify the Service Providers and their affiliates for claims arising in connection with the provision of services under the Service Provider MSAs.

Each Service Provider MSA has an initial term of five years (subject to specified early termination provisions), and will automatically renew each year thereafter unless Kimbell Operating or the applicable Service Provider provides timely written notice that it does not wish for the agreement to be renewed.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Service Provider MSAs, which are filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On December 20, 2016, the Partnership entered into a Contribution, Conveyance, Assignment and Assumption Agreement (the “Contribution Agreement”) with the General Partner, Kimbell Intermediate GP, LLC, Kimbell Intermediate Holdings, LLC, Holdings, and the other parties named therein. Concurrently with the closing of the Offering on February 8, 2017, the following transactions, among others, occurred pursuant to the Contribution Agreement:

1.              Certain parties to the Contribution Agreement (the “Contributing Parties”) contributed, directly or indirectly, certain mineral and royalty interests to the Partnership’s existing subsidiaries, as further described in the Prospectus.

2.              The Partnership redeemed 100% of the limited partner interest in the Partnership from the organizational limited partner in exchange for a refund of such limited partner’s initial capital contribution.

3.              The Partnership issued to the Contributing Parties an aggregate 10,582,708 Common Units, representing a 64.8% limited partner interest in the Partnership.

4.              The Partnership distributed the net proceeds of the Offering to the Contributing Parties as set forth in the Contribution Agreement.

5.              The General Partner retained a non-economic general partner interest in the Partnership.

As more fully described in the Prospectus, certain of the Contributing Parties are affiliates of the General Partner, the entities that control the General Partner, certain members of the Board and the Partnership’s Chief Executive Officer and President and Chief Financial Officer.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 11, 2017, the Partnership entered into a new $50.0 million secured revolving credit facility (the “Credit Facility”), with the lenders party thereto and Frost Bank, as administrative agent and sole arranger, which became effective as of February 8, 2017. The Credit Facility will be available for general partnership purposes, including working capital and acquisitions. The Credit Facility will mature on February 8, 2022.

The Credit Facility is secured by substantially all of the assets of the Partnership and its wholly owned subsidiaries.  Availability under the Credit Facility equals the lesser of the aggregate maximum commitments of the lenders and the borrowing base. The borrowing base is determined based on the value of the oil and natural gas properties of the Partnership and its wholly owned subsidiaries. The oil and gas properties of the Partnership’s non-wholly owned subsidiaries are not subject to a lien and will not be included in borrowing base valuations. The Credit Facility permits aggregate commitments under the facility to be increased to $100.0 million, subject to the satisfaction of certain conditions and the procurement of additional commitments from new or existing lenders.

At the Partnership’s election, interest on borrowings under the Credit Facility is determined by reference to either the London Interbank Offered Rate plus an applicable margin between 2.25% and 3.25% per annum (depending on the then-current level of borrowings under the Credit Facility) or the alternate base rate plus an applicable margin between 1.25% and 2.25% per annum (depending on the then-current level of borrowings under the Credit Facility). The unused portion of the Credit Facility is subject to a commitment fee of 0.5%.

The Credit Facility contains various affirmative, negative and financial maintenance covenants which limit the Partnership and its wholly owned subsidiaries’ ability to, among other things, incur or guarantee additional debt, make distributions on, or redeem or repurchase, Common Units, make certain investments and acquisitions, incur certain liens or permit them to exist, enter into certain types of transactions with affiliates, merge or consolidate with another company and transfer, sell or otherwise dispose of assets. The Credit Facility also contains covenants requiring the Partnership to maintain the following financial ratios or to reduce its indebtedness if it is unable to comply with such ratios: (i) a Debt to EBITDAX Ratio (as defined in the Credit Facility) of not more than 4.0 to 1.0; and (ii) a ratio of current assets to current liabilities of not less than 1.0 to 1.0. The Credit Facility also contains customary events of default, including non-payment, breach of covenants, materially incorrect representations, cross-default, bankruptcy and change of control.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Facility, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The description in Item 2.01 of the issuances by the Partnership of Common Units to the Contributing Parties on February 8, 2017 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Kimbell Royalty Partners, LP

On February 8, 2017, in connection with the closing of the Offering, the Partnership amended and restated its Partnership Agreement (as amended, the “Partnership Agreement”). The description of the Partnership Agreement contained in the sections of the Prospectus entitled “How We Pay Distributions” and “The Partnership Agreement” is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are not complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amended and Restated Limited Liability Company Agreement of Kimbell Royalty GP, LLC

On February 8, 2017, in connection with the closing of the Offering, the General Partner amended and restated its Limited Liability Company Agreement (as amended, the “LLC Agreement”). The amendment to the LLC Agreement included, among other things, outlining the rights of the sole member and the management of the Partnership’s business by the Board.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Number	Description
2.1*

Contribution, Conveyance, Assignment and Assumption Agreement, dated as of December 20, 2016, by and among Kimbell Royalty Partners, LP, Kimbell Royalty GP, LLC, Kimbell Intermediate GP, LLC, Kimbell Intermediate Holdings, LLC, Kimbell Royalty Holdings, LLC, and the other parties named therein (incorporated by reference to Exhibit 2.1 to Kimbell Royalty Partners, LP’s Registration Statement on Form S-1 (File No. 333-215458) filed on January 6, 2017).

3.1	First Amended and Restated Agreement of Limited Partnership of Kimbell Royalty Partners, LP, dated as of February 8, 2017.

3.2	First Amended and Restated Limited Liability Company Agreement of Kimbell Royalty GP, LLC, dated as of February 8, 2017.

10.1	Management Services Agreement, dated February 8, 2017, by and among Kimbell Royalty Partners, LP, Kimbell Royalty GP, LLC, Kimbell Royalty Holdings, LLC and Kimbell Operating Company, LLC.

10.2	Management Services Agreement, dated February 8, 2017, by and between BJF Royalties, LLC and Kimbell Operating Company, LLC.

10.3	Management Services Agreement, dated February 8, 2017, by and between Duncan Management, LLC and Kimbell Operating Company, LLC.

10.4	Management Services Agreement, dated February 8, 2017, by and between K3 Royalties, LLC and Kimbell Operating Company, LLC.

10.5	Management Services Agreement, dated February 8, 2017, by and between Nail Bay Royalties, LLC and Kimbell Operating Company, LLC.

10.6	Management Services Agreement, dated February 8, 2017, by and between Steward Royalties, LLC and Kimbell Operating Company, LLC.

10.7	Management Services Agreement, dated February 8, 2017, by and between Taylor Companies Mineral Management, LLC and Kimbell Operating Company, LLC.

10.8

Credit Agreement, dated as of January 11, 2017, among Kimbell Royalty Partners, LP, the several lenders from time to time parties thereto and Frost Bank, as administrative agent and sole arranger (incorporated by reference to Exhibit 10.1 to Kimbell Royalty Partners, LP’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-215458) filed on January 17, 2017).

* The schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of each such schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: February 14, 2017

INDEX TO EXHIBITS

Number	Description
2.1*

Contribution, Conveyance, Assignment and Assumption Agreement, dated as of December 20, 2016, by and among Kimbell Royalty Partners, LP, Kimbell Royalty GP, LLC, Kimbell Intermediate GP, LLC, Kimbell Intermediate Holdings, LLC, Kimbell Royalty Holdings, LLC, and the other parties named therein (incorporated by reference to Exhibit 2.1 to Kimbell Royalty Partners, LP’s Registration Statement on Form S-1 (File No. 333-215458) filed on January 6, 2017).

3.1	First Amended and Restated Agreement of Limited Partnership of Kimbell Royalty Partners, LP, dated as of February 8, 2017.

3.2	First Amended and Restated Limited Liability Company Agreement of Kimbell Royalty GP, LLC, dated as of February 8, 2017.

10.1	Management Services Agreement, dated February 8, 2017, by and among Kimbell Royalty Partners, LP, Kimbell Royalty GP, LLC, Kimbell Royalty Holdings, LLC and Kimbell Operating Company, LLC.

10.2	Management Services Agreement, dated February 8, 2017, by and between BJF Royalties, LLC and Kimbell Operating Company, LLC.

10.3	Management Services Agreement, dated February 8, 2017, by and between Duncan Management, LLC and Kimbell Operating Company, LLC.

10.4	Management Services Agreement, dated February 8, 2017, by and between K3 Royalties, LLC and Kimbell Operating Company, LLC.

10.5	Management Services Agreement, dated February 8, 2017, by and between Nail Bay Royalties, LLC and Kimbell Operating Company, LLC.

10.6	Management Services Agreement, dated February 8, 2017, by and between Steward Royalties, LLC and Kimbell Operating Company, LLC.

10.7	Management Services Agreement, dated February 8, 2017, by and between Taylor Companies Mineral Management, LLC and Kimbell Operating Company, LLC.

10.8

Credit Agreement, dated as of January 11, 2017, among Kimbell Royalty Partners, LP, the several lenders from time to time parties thereto and Frost Bank, as administrative agent and sole arranger (incorporated by reference to Exhibit 10.1 to Kimbell Royalty Partners, LP’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-215458) filed on January 17, 2017).

* The schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of each such schedule to the Securities and Exchange Commission upon request.